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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             ----------------------

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                             ----------------------


         Date of Report (Date of earliest event reported): March 4, 2004

                                [GRAPHIC OMITTED]



                        SPANISH BROADCASTING SYSTEM, INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                      000-27823                 13-3827791
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


2601 SOUTH BAYSHORE DRIVE, PH II, COCONUT GROVE, FLORIDA                33133
--------------------------------------------------------             ----------
       (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (305) 441-6901


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 7. Financial Statements and Exhibits.

(c)     Exhibits.

         99.1 - Press Release of Spanish Broadcasting System, Inc., dated March 4, 2004.

Item 12. Results of Operations and Financial Condition.

         On March 4, 2004, Spanish Broadcasting System, Inc. (the "Company") issued a press release announcing its fourth quarter 2003 and fiscal year 2003 financial results. A copy of the press release is attached hereto as Exhibit 99.1.

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SPANISH BROADCASTING SYSTEM, INC.
                                    (Registrant)



March 4, 2004                      By: /s/ Joseph A. Garcia
                                       -----------------------------------------
                                       Name:  Joseph A. Garcia
                                       Title: Chief Financial Officer, Executive
                                              Vice President and Secretary


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                                  Exhibit Index

Exhibit No.             Description
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99.1                    Press Release of Spanish Broadcasting System, Inc.,
                        dated March 4, 2004.


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